Exhibit 99.1
Maverick Tube Corporation Code of Business Conduct and Ethics Growing with Integrity

Ask Yourself Before Acting: Is the action legal? Does it follow company policy? Is it the right thing to do? How would it look to other employees and people outside the company? Remember These Rules: Know the legal and company standards that apply to your job. Follow these standards - ALWAYS. if you are ever unsure what the right thing to do is, ASK. Keep asking until you get the answer. Ethics and Integrity: Doing What is Right Together, Maverick Tube Corporation and its operating subsidiaries are a leading North American producer of welded tubular steel products used in energy and industrial applications. Our principal business units, and a description of their product lines may be viewed on our website: www.mavericktube.com

From the Chairman and CEO To the employees and directors of the Maverick Tube Corporation family of companies: I am proud to serve as an employee and a member of the Board of Directors of Maverick Tube Corporation. We are a successful international company, and, through our people, we have created an invaluable asset-our reputation for integrity and the highest standards of business conduct. As the world, our company and the industry in which we operate continue to change, we, as a company and as individuals, must continue to commit to ethical business practices and count integrity as a core value. This Code of Business Conduct and Ethics is a key resource for our commitment to integrity. I ask you to read this Code carefully and encourage you to ask any questions or discuss any concerns that you may have about the Code. After you have read the Code, you will be asked to formally acknowledge that you have done so, that you understand the Code and that you agree to abide by it. We are an ambitious, growing company, and we must continue to deal honestly and fairly with our customers, vendors and fellow employees while being good citizens in our communities. Together, by following this Code both in practice and in spirit, we will continue to succeed. Sincerely, C. Robert Bunch Chairman and Chief Executive Officer Maverick Tube Corporation

Table of Contents 6 What You Should Know About the Maverick Tube Corporation Code of Business Conduct and Ethics 6 Why Do We Have the Code? 6 Who Is Bound By the Code? 6 Your Commitment To Do the Right Thing 7 Do I Have Additional Responsibilities If I Supervise Others? 7 Asking Questions And Raising Concerns 7 Your Duty To Speak Up 7 Where Do I Go For Help? 8 Who Administers the Code? 8 What If I Have An Accounting Complaint Or Concern? 8 What Will Happen If I Report A Violation? 8 Our Work Environment 8 What We Aim For 8 Equal Employment Opportunity 9 Harassment In the Workplace 9 Your Health, Safety and Security 9 Confidentiality of Employee Information 9 Employee Communications 9 Drug and Alcohol Use At Work 10 Conflict Of Interest, Gifts and Entertainment 10 What We Aim For 10 Conflicts Of Interest 11 Gifts and Business Entertainment 12 How Do I Determine If a Gift or Entertainment Is Acceptable? 12 Conducting Business 12 What We Aim For 12 Fair Dealing 13 Compliance With Laws, Rules and Regulations 13 Competition and Antitrust Laws 14 Trade Restrictions, Export Controls and Boycott Laws 14 U.S. Foreign Corrupt Practices Act

Table of Contents 14 Company Information, Resources And Financial Disclosure 14 What We Aim For 14 Maintaining Accurate Books and Records and Financial Disclosures 15 Company Time 15 Protection and Proper Use of Company Assets 15 Protecting Company Information 16 Corporate Opportunities 16 Computer Use and Network Security 17 Misuse Of Funds 17 Insider Trading 18 Media and Investor Relations 18 Records Retention and Management 19 Our Communities 19 What We Aim For 19 Environmental Compliance 19 Political Activities and Contributions 20 Waivers 20 Other Company Policies

What You Should Know About the Maverick Tube Corporation Code of Business Conduct and Ethics Maverick Tube Corporation and its subsidiaries (collectively, "Maverick") is firmly committed to conducting business honestly in compliance with all applicable laws and regulations and other accepted standards of business conduct reflected in Maverick's policies. Today, laws and standards of business conduct in our industry are more demanding than ever. Any failure to maintain the requisite business and ethical standards may not only be wrong, it could expose Maverick to serious liability and harm. We are committed to operating our business with integrity and according to ethical business standards. The Maverick Tube Corporation Code of Business Conduct and Ethics (the "Code") details some of the important laws and policies that all employees and directors of Maverick must follow. The Code does not, however, purport to identify every law, regulation or policy applicable in every situation, nor does it attempt to recite or interpret particular laws, regulations or policies as they may apply in any particular situation. Rather, the Code is designed to help you: • Identify situations or circumstances in which the Code may be applicable; • Understand and abide by the corporate compliance and integrity rules and business standards that apply to your job; and • Know when and who to ask for advice. Why Do We Have a Code? Who Is Bound By the Code? Your Commitment To Do the Right Thing Each employee and director of Maverick must comply with the Code. You must adhere to the standards set forth in this Code, and you should consult the Code for guidance when acting on behalf of Maverick. This Code represents your commitment to doing what is right. By working for Maverick, you are agreeing to uphold the requisite business and ethical standards. Such standards mandate accountability for adherence to this Code. You must understand and adhere to the Code and the company policies that apply to your job. If you fail to adhere to the Code, you will be subject to disciplinary action, which may include immediate termination. 11

Do I Have Additional Responsibilities If I Supervise Others? If you supervise others, you have additional responsibilities under the Code to: • Lead by example - by adhering to the Code, you will demonstrate to those persons you supervise what it means to act with integrity; • Be a resource - make sure that those you supervise understand the Code; • Monitor those you supervise for compliance with the Code; • Report those who do not comply with the Code to the proper management personnel; • Support those who in good faith report non-compliance with the Code or raise questions or concerns about the Code or the actions of others; and • Reinforce the mandate of accountability for non-compliance with the Code. Asking Questions and Raising Concerns Maverick's business and reputation depends, in large measure, on your adherence to the provisions of this Code. In addition to your responsibility to know and abide by the Code, if you have questions or concerns about what is right or about past or present actions or the actions of others, you must speak up. Your Duty To Speak Up If you are in doubt about the best course of action or you have a question on compliance and integrity standards, you have options. The best place to start with a question or concern is your direct supervisor. If for any reason you are unable to approach your supervisor with your question or concern, you may also get help from: • Your supervisor's supervisor; • The head of your department; • The Human Resources Department; • A member of management with whom you feel comfortable; • An officer of Maverick; or • The Maverick Compliance Officer. Where Do I Go For Help? 13

What Will Happen If I Report A Violation? What If I Have An Accounting Complaint Or Concern? Who Administers the Code? 15 The Nominating/Governance Committee of the Board of Directors of Maverick is responsible for setting the standards of business conduct contained in this Code. The Committee may update these standards as changes occur in the legal and regulatory framework applicable to Maverick, the accepted business practices within our industry, our own business practices and the prevailing ethical standards in the communities in which we operate. Maverick's Compliance Officer will oversee the procedures designed to implement this Code to ensure that they are operating effectively. If you have a complaint or concern regarding questionable accounting or auditing matters of Maverick, then you may submit those complaints or concerns either to the "whistleblower hotline" or the Audit Committee of the Board of Directors of Maverick Tube Corporation. The whistleblower hotline number is (800) 987-9044. You may direct submissions to the Audit Committee at Maverick as follows: Audit Committee of the Board of Directors Maverick Tube Corporation c/o Compliance Officer 16401 Swingley Ridge Road, Suite 700 Chesterfield, Missouri 63017 In addition, you may e-mail the Audit Committee directly by going to the Maverick website, located at www.mavericktube.com, clicking on "Contact Us" and then clicking the "Compliance Officer" button. You will then be directed to an "Incident Report" form. You will have the option to send the form to the Compliance Officer, the Audit Committee or both. If you report a violation, Maverick will investigate the matter and take any action it deems appropriate under the circumstances. Maverick will not tolerate retaliation against you for your good faith report of any violation or illegal or unethical conduct. Also, to the extent necessary and in the best interests of the employees involved, your confidentiality will be protected, subject to applicable laws, regulations or legal proceedings. Our Work Environment We are committed to protecting the health and safety of each of our employees and providing a workplace that promotes professionalism, teamwork, diversity and trust. Maverick is culturally diverse and constantly strives to be a desirable place to work. We recruit, hire, promote, discipline and provide other conditions of employment without regard to a person's race, color, religion, sex, age, national origin, disability, citizenship status, marital status or any other legally-protected status. What We Aim For Equal Employment Opportunity

Maverick will not tolerate any form of harassment. Any conduct, whether verbal, physical or visual where the purpose is to offend or intimidate you, is harassment. Sexual harassment, specifically, can include behavior such as sexual advances, repeated and unwelcome sexual suggestions, unwanted physical contact, requests for sexual favors. Other unacceptable and prohibited conduct includes jokes or insults offensive to another's race, ethnicity, religion, age or sex, displaying or distributing offensive materials, including pictures and cartoons and using your e-mail or voicemail or other electronic devices to distribute or transmit offensive or discriminatory information. Maverick is committed to providing its employees with a safe work environment. Through various programs and policies implemented in each workplace, Maverick will strive to comply with all applicable laws and regulations regarding our operations and activities. Safety is especially important in our manufacturing locations. In order to ensure your safety, Maverick may require health and safety policies that go beyond what the law requires. You must know and follow the health and safety policies and requirements applicable to your job. Any unsafe practices should be reported to your supervisor or to the corporate safety manager. To further ensure your security in the workplace, Maverick will not tolerate any form of violence, including threats (either direct or implied), physical violence or intimidation. Maverick respects the confidential nature of the personal information of its employees. If you have access to personal information of employees, you must treat the information as confidential. No person should have access to personal employee information without authorization and a clear business need for such information. Personal employee information should NEVER be provided to persons outside of Maverick without prior authorization. Harassment In the Workplace Your Health, Safety and Security Confidentiality of Employee Information 17 Maverick has the right, subject to any applicable legal restrictions, to access and review each employee's communications, records and information created in the workplace or with Maverick resources. Your e-mail, voicemail, internet activity and telephone conversations may be monitored. Maverick resources should be used only for official company use and not for personal or outside business activities. You should never engage in inappropriate personal activities at work. Illegal drug use or the improper use of prescription and other medications is strictly forbidden in the workplace. Alcohol is strictly forbidden in all manufacturing and field service areas and requires appropriate management approval in other circumstances. Employee Communications Drug and Alcohol Use At Work

Conflicts of Interest, Gifts and Entertainment All employees and directors of Maverick must work together to avoid any conflict or appearance of conflict with the interests or business of Maverick or its affiliates. We must also ensure that gifts and business entertainment are used only to create goodwill and sound working relationships and never to create an improper advantage with our customers. You should be diligent in avoiding a conflict with the interest or business of Maverick or its affiliates. A conflict of interest exists when your personal, social, financial, political or other interests interfere with your loyalty and objectivity to Maverick or make it difficult for you to perform your job effectively. Even the appearance of a conflict should be avoided. If you believe you have or know of an actual or potential conflict of interest, you should promptly disclose the situation in writing to the Compliance Officer using the Waiver Request Form available through the Maverick intranet or from the Legal Department. You may be asked to refrain from participating in and/or making decisions concerning any business that is related to the matter in which there is a conflict of interest. Conflicts of interest may not always be clear-cut, so if you have a question or concern, you should consult your supervisor or the Compliance Officer. If you knowingly fail to disclose a conflict of interest, you may be subject to disciplinary action. How Conflicts of Interest Can Arise: Personal Benefits. It is generally a conflict of interest if you or a member of your family receives improper personal benefits as a result of your position with Maverick. Outside Employment. It is generally a conflict of interest for you to also work or consult for, or serve as a director of, a competitor or for a company that is seeking to be a competitor. Depending on the circumstances, a conflict of interest may exist if you work or contract for, or serve as a director of, a customer or supplier or for a company that is seeking to be a customer or supplier. If your position with Maverick enables you to materially influence the terms and conditions upon which Maverick may do business with such actual or potential customer or supplier, then this relationship may be considered a conflict of interest and must be disclosed as provided herein. If you have any questions about a possible affiliation with a competitor, customer or supplier, contact the Compliance Officer immediately. Activities of Your Close Relatives. Even the work activities or other affiliations of your close relatives can create a conflict of interest. If you know that a close relative works or performs services What We Aim For Conflicts Of Interest 19 for a competitor, customer or supplier, notify your supervisor immediately. You must be careful not to disclose any confidential business information to any relative. "Close relatives" include your spouse or domestic partner, minor children and step-children or other relatives with whom you are materially financially interdependent. Investments. You must be careful that your investments, and the investments of your close relatives, do not create conflicts of interests. Any investment by you or a close relative that may impair your ability to perform your job objectively and to make objective decisions on behalf of Maverick must be avoided. Investments by certain Maverick personnel are restricted as follows: •Competitors - Directors, executive officers, corporate officers (non- executive), corporate functional leads, business unit leaders, business unit financial leads and business unit functional leads may not own stock or securities of, or otherwise have a financial interest in, a competitor of Maverick. •Vendors - Any Maverick employee with the ability to influence Maverick business with a vendor may not own stock or securities of, or otherwise have a financial interest in, such vendor. •Customers - Any Maverick employee who may meaningfully affect the relationship between Maverick and a direct customer of Maverick may not own stock or securities of, or otherwise have an improper financial interest in, such customer. Individuals affected by this policy have until June 30, 2006 to dispose of holdings in conflict of this policy. No conflict will arise with respect to any investments made through a publicly-traded mutual fund, trust or any similar pooling of securities and you have no say in which investments are included. Business entertainment and gifts in a commercial setting have the purpose of creating goodwill and sound working relationships with our customers and suppliers. Gifts or any type of entertainment should never be used to gain an improper advantage with any customer or supplier. When you are determining whether a gift or entertainment event should be offered, given, provided or accepted by you or any member of your family, the following rules apply: • A gift should never be cash. • The type of gift or entertainment should be consistent with customary business practices Conflicts Of Interest (continued) 21 Gifts and Business Entertainment

• It should never be of excessive value. "Excessive value" means any gift or entertainment event of such value which could, under the circumstances and in the eyes of a reasonable person, improperly influence the judgment or actions of the recipient. Any gift or entertainment event with a value in excess of $200 should be approved by your business unit leader or an executive officer of the Company. • It must not be construed as a bribe or a way to improperly influence any decision. • You must ensure that the gift or entertainment event does not violate any laws or regulations. If you have any questions or concerns about the applicable laws and regulations, contact the Compliance Officer. If you have any doubt as to whether or not a gift or entertainment event is acceptable, contact your supervisor. When determining whether a gift or entertainment event is appropriate, your supervisor will use reasonable judgment and consider such issues as: • Is there a business purpose? • Will the gift or entertainment be likely to improperly influence the recipient's objectivity, judgments or actions? • What will it look like to other employees? • Will it set a bad precedent? If you receive a gift of excessive value, you must report it to your supervisor immediately. You should notify all customers and suppliers you do business with of this policy. How Do I Determine If a Gift or Entertainment Is Acceptable? 23 Gifts and Business Entertainment (continued) Conducting Business Maverick has many customers and suppliers that are vital to our business and success. We have made a firm commitment to deal properly with each of those customers and suppliers and each of our stockholders, employees, regulators, business partners, competitors and others. We consider our reputation for integrity as one of our most valuable assets. We seek to outperform our competition through superior performance, never through unethical or illegal business practices. What We Aim For Fair Dealing

You should never take improper advantage of anyone through: • manipulation; • concealment of important information; • abuse of privileged or confidential information; • fraudulent behavior; • possessing trade secret information that was obtained improperly; or • making false statements about competitors or their services. You should never take any action that could undermine proper relationships or tarnish the reputation or integrity of Maverick. If you are or become aware of any such situation, you should contact the Compliance Officer immediately. While performing your job, you are expected to comply with applicable laws, rules and regulations at all government levels that apply to our businesses. This Code does not summarize all of the laws, rules and regulations that apply to Maverick; therefore, it is important that you determine when to seek advice from your supervisor or the Compliance Officer. In many countries, Maverick is subject to complex laws (known in some countries as "antitrust" or "competition" laws) designed to preserve competition among enterprises and to protect consumers from unfair business arrangements and practices. You are expected to comply with applicable antitrust and competition laws. Many situations create the potential for unlawful anticompetitive conduct and should be avoided. These include (but are not be limited to): Proposals from competitors to share price or other competitive marketing information or to allocate markets or customers; Attempts by customers or potential customers to preclude Maverick from doing business with, or contracting with, another customer; or Discussions at industry trade association meetings on competitively sensitive topics, such as prices, pricing policies, costs and marketing strategies. If a competitor or a customer tries to discuss subjects with you that raise concerns about anticompetitive conduct, you should refuse to do so and ask the person to stop the discussion. If necessary, you should leave or otherwise terminate the conversation and report the matter to your business unit leader, an executive officer or the legal department. Fair Dealing (continued) Compliance With Laws, Rules and Regulations Competition and Antitrust Laws 25

The U.S. and other countries periodically impose certain restrictions and prohibitions on trade and exports with certain countries, entities and individuals. In addition, under U.S. law, and potentially other countries where we operate, we are required to report, and not cooperate with, any requirement or request from any country concerning boycotts or restrictive trade practices. It is important that you comply with all trade restrictions and export controls and notify the Compliance Officer immediately if you receive any requests for information concerning boycotts, whether oral or written. You should contact your supervisor or the legal department for further information regarding these laws that may apply to your job and the Maverick companies. The United States Foreign Corrupt Practices Act (the "FCPA") contains both anti-bribery and mandatory accounting rules intended to prevent the bribery of foreign officials by U.S. companies and their foreign subsidiaries. Since Maverick has significant activities abroad, it is imperative that all employees understand the activities prohibited by the FCPA to ensure Maverick's compliance with the law. Maverick's Foreign Corrupt Practices Act Compliance Policy is available on Maverick's website. If you cannot access a copy of the policy through the website, you may request a copy from your supervisor or from the Compliance Officer. 27 Trade Restrictions, Export Controls and Boycott Laws U.S. Foreign Corrupt Practices Act Company Information, Resources and Financial Disclosure Maverick strives to achieve superior financial results in order to maximize stockholder value. We are committed to providing our investors with full, fair, accurate, timely and understandable disclosures about Maverick. We expect all of our employees to work toward this goal, and we will not tolerate fraud of any kind with regard to our business information and the resources of Maverick. Our reputation and the credibility of Maverick is achieved through our strong commitment to produce honest and accurate financial reports and records. Maverick, as a public company, is required by the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange to maintain full and fair disclosure of our financial condition and results of operations to our investors and potential investors through periodic reports. We consider our disclosure obligations to be of critical importance, and therefore, we must: What We Aim For Maintaining Accurate Books and Records and Financial Disclosures

• Report our financial information in accordance with generally accepted accounting principles in the U.S.; • Maintain a system of internal controls over financial reporting that will provide assurances to management regarding the reliability of financial reporting; • Maintain books and records that fully, accurately and fairly represent our transactions in all material respects; and • Maintain a system of disclosure controls and procedures to allow communication of material information about Maverick to management, particularly during the periods in which periodic reports are being prepared. Maverick relies on our employees to make us successful. You are expected to make the best use of your time while at work and to perform your job duties fully. If you are required to report the hours that you work, you are expected to make truthful and accurate reports. The assets of Maverick are intended for use in achieving business goals and should be used for legitimate business purposes. You are responsible for safeguarding Maverick's assets and ensuring their efficient use. Theft, careless use and waste have a direct impact on Maverick's profitability. If you suspect any incident of fraud or theft, you should report such incident immediately to the Compliance Officer. Maverick is constantly creating valuable, non-public information that is instrumental to the success of our business. This information is strictly confidential and is owned by Maverick. Improper disclosure of our confidential information that may be useful to our competitors could be harmful to Maverick and possibly our customers or suppliers. You must protect our confidential information and never disclose confidential information without the prior approval of management and a written confidentiality agreement approved by the Maverick legal department. Any disclosure of confidential information without proper authorization may subject you to strict disciplinary action. If you believe you have a legal obligation to disclose any confidential information, consult the legal department for advice. Maintaining Accurate Books and Records and Financial Disclosures (continued) 29 Company Time Protection and Proper Use of Company Assets Protecting Company Information

Confidential information includes: • Business, research and new product plans; • Business objectives and strategies; • Acquisitions or divestitures; • Unpublished financial or performance data; • Trade secrets; • Unpublished pricing information; • Processes and formulas; • Changes in management; • Salary and benefits data; • Employee medical information; and • Customer or supplier lists. Any information you create in the course of your employment belongs to Maverick. If you leave the employment of Maverick, you must return all confidential information in your possession. Your obligation to protect our confidential information continues even after you are no longer employed by Maverick. Protecting Company Information (continued) 31 You are prohibited from taking for your own personal gain any opportunities that are discovered through the use of Maverick property or information or your position with Maverick. You are also strictly prohibited from competing with Maverick in any way. Instances where you would be considered in competition with Maverick include: • Engaging in the same line of business as Maverick; or • Interfering in an opportunity for a sale or purchase of products, services or other interests. Our computer technology is an important part of our day-to-day business function. It is critical to our success that you use our technology, including our computer hardware, software, networks and the information that runs on them, in the manner for which it was intended. You must use our computers and technology responsibly. You may use your computer for limited personal uses that are reasonable, however, any personal use should be kept to a minimum. Management may monitor your use of our technology, and any improper use may subject you to disciplinary action. Corporate Opportunities Computer Use and Network Security

Computer Use and Network Security (continued) You must protect the security of our computer networks and information. Any improper access to our computer systems or information could harm Maverick and the integrity of our information, including our financial information, and could weaken our internal controls over such information. Improper access to our computer systems and information could also result in confidential information being improperly disclosed. You should ALWAYS protect the information you use to access our computer systems and the building in which you work, including computer identification numbers, passwords and security access cards. You should always use your good judgment regarding your use of our computers and information. The following situations are NEVER acceptable: • Engaging in any electronic communication that is offensive, derogatory, obscene, harassing or that include sexually connotative or otherwise vulgar information; • Using our computer systems to improperly disseminate copyrighted or licensed materials or confidential information; • Transmitting chain letters and unauthorized advertising or solicitation materials; and • Visiting chat rooms or inappropriate internet sites. 33 The way our employees use Maverick's funds impacts the way we do business and ultimately affects our bottom line. Our funds should never be used for any purpose other than a legitimate business purpose. You must ensure that all expenses, bills and invoices are accurate and proper. You should protect our funds against misuse, theft or other loss. If you are aware or become aware of any improper use of our funds, contact the accounting department, the Chief Financial Officer or the Compliance Officer immediately. In the course of your job or because of your position, you may be aware of or receive certain confidential, non-public information. As a public company, Maverick has the responsibility of complying with applicable laws and regulations regarding fair disclosure, including those promulgated by the U.S. Securities and Exchange Commission (the "SEC"). You are required to comply with the Maverick Insider Trading Policy. The Insider Trading Policy is distributed to all employees and directors upon the commencement of employment or service to Maverick. If you have not received a copy of the Insider Trading Policy, you should request a copy from your supervisor or the Compliance Officer. In general, it is illegal for any person with "inside information" about Maverick to buy or sell securities (stocks, options, etc.) while in possession of such information. Misuse of Funds Insider Trading

Insider Trading (continued) 35 In addition, it is not only illegal for you to personally buy or sell securities on the basis of inside information, but it is also illegal for you to provide that information for anyone else to make an investment decision. Violations of the Insider Trading Policy and any securities laws are taken very seriously. If you have any questions regarding "insider trading" contact the Compliance Officer Our investing community, including our stockholders, financial analysts, creditors and others rely on us to provide full and fair disclosures and accurate and truthful information about our results of operations and financial condition. We must also comply with disclosure requirements promulgated by the SEC. In order to protect the integrity of our information and to ensure the consistency of disclosures, only authorized persons may publicly disclose information on behalf of Maverick. Unless you are specifically authorized by the Chief Executive Officer, the Chief Financial Officer or the Director of Investor Relations to do so, NEVER disclose any such information to stockholders, brokers, investment analysts or any other member of the investing community. Maverick requires honest and accurate recording and reporting of information in order to make responsible business decisions. To that end, Maverick maintains a defined system of disclosure controls and procedures and internal controls over its financial reporting. In order to maintain these controls, Maverick and its employees and directors must be aware of and comply with the controls and procedures. In accordance with our controls and procedures, all of our books, records, accounts and financial statements must be maintained in reasonable detail to appropriately reflect our transactions and must conform in all material respects to applicable legal requirements. Not only must you accurately create and manage the books, records, accounts and financial statements of Maverick, but you must also know and follow our Records Retention Policy. If you do not have a copy of the Record Retention Policy, please contact your supervisor. If you are or become aware of any records that are being improperly disposed of, contact the Compliance Officer immediately. Media and Investor Relations Records Retention and Management "Inside information" means any and all information that is not available to the general public and that may be considered "material." "Material information" includes any information that may influence a reasonable investor to make an investment decision (e.g. whether to buy or sell our securities).

Political Activities and Contributions Environmental Compliance What We Aim For Our Communities Maverick is an international company that transacts business in many different communities through its operating subsidiaries. Maverick will strive to maintain goodwill and to be a good civic neighbor in each of these communities. Maverick shall strive to comply with all applicable environmental laws, rules and regulations while producing quality products in each of the communities in which it has operations. Each of our operating companies may have additional environmental goals in addition to legal compliance. It is important that you know all environmental policies and procedures that apply to your job and your company. If you have any questions or concerns about the environmental practices of your company, contact your supervisor. You are free to contribute to political candidates or partake in other political activities for your own personal interests with your personal funds. You may not make any direct or indirect political contribution or expenditure on behalf of Maverick or any affiliate unless authorized by both the Chief Executive Officer and the Chief Financial Officer. Certain other political activities may be prohibited or require written authorization, including: • Contributions which are to be reimbursed by Maverick through expense account or otherwise; • Purchases of tickets for political dinners or fundraising events on behalf of Maverick; and • Contributions in-kind, such as loaning employees to political parties during work hours or providing Maverick assets for use in political campaigns. It is imperative that prior to engaging in any of the above^ mentioned or similar actions that you become familiar with all Maverick policies regarding political contributions and activities. If you have any questions or concerns about political activity, contact the Compliance Officer. 37

Waivers The provisions of this Code may be waived for directors or executive officers only by resolution of the Nominating/Corporate Governance Committee of the Board of Directors of Maverick. The Compliance Officer may, if appropriate, waive the provisions of this Code for employees who are not directors or executive officers. Any waiver of the Code for a director or executive officer may be publicly disclosed to the Securities and Exchange Commission and the New York Stock Exchange in accordance with applicable audit requirements. Other Company Policies Certain other policies and procedures may apply to your position with Maverick that may add to certain matters addressed in this Code or that may not be fully described in this Code. You must be familiar with and comply with all such policies and procedures regarding your rights and obligations to our companies. Any violation of this Code or any other policies and procedures may result in disciplinary action. 39 IMPORTANT CONTACT INFORMATION Whistleblower Hotline: (800) 987-9044 or cco@mavericktube.com / www.mavericktube.com Audit Committee Address: Audit Committee of the Board of Directors Maverick Tube Corporation c/o Compliance Officer 16401 Swingley Ridge Road, Suite 700 Chesterfield, Missouri 63017